EXHIBIT 32.2   PATIENT PORTAL TECHNOLOGIES, INC.

Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Thomas Hagan, Acting Chief Financial Officer of Patient Portal  Technologies, Inc. (the "Registrant"),  certify that to the best of my knowledge, based upon a review of the  Quarterly  Report on Form  10-QSB for the period  ended March 31, 2008 of the Registrant (the "Report"):

(1)	The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 5/14/08	/s/ THOMAS HAGAN
Thomas Hagan
Chief Financial Officer